Distribution of Profits	12 Months Ended
Dec. 31, 2017
Distribution of Profits
Distribution of Profits

12. Distribution of Profits

Relevant PRC statutory laws and regulations permit payment of dividends by the Group’s PRC subsidiaries and VIEs only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Under PRC law, each of the Group’s PRC subsidiaries and VIEs is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Each of the Group’s subsidiaries with foreign investment is also required to further set aside a portion of its after-tax profits to fund the employee welfare fund at the discretion of the board. Although the statutory reserves can be used, among other ways, to increase the registered capital and eliminate future losses in excess of retained earnings of the respective companies, the reserve funds are not distributable as cash dividends, loans or advances except in the event of liquidation of these subsidiaries.

The amount of the reserve fund for the Group as of December 31, 2016 and 2017 was $8,294,282 and $8,776,513 respectively.

As a result of these PRC laws and regulations, the Group’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets, including general reserve and registered capital, either in the form of dividends, loans or advances. Such restricted portion amounted to $34,082,822 and $34,565,053, of which $8,214,564 and $8,772,778 was attributed to general reserve and registered capital of the VIEs, as of December 31, 2016 and 2017, respectively.